UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 10, 2011
Date of Report (Date of earliest event reported)

 Commission File Number: 333-153534

Platinum Studios, Inc.
(Exact name of registrant as specified in its charter)

 California, United States
(State or other jurisdiction of incorporation or organization)

20-5611551
(I.R.S. Employer ID Number)

2029 S. Westgate Avenue , Los Angeles, California 90025
(Address of principal executive offices) (Zip code)

(310) 807-8100
(Issuer's telephone number)

N/A
(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 10, 2011, the Board of Directors of Platinum Studios, Inc. (the “Company”) accepted the resignations of Lawrence White and Jill Zimmerman from their positions on the Company’s Board of Directors.  The resignations of Mr. White and Ms. Zimmerman were not the result of any disagreements, of any kind, with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2011

PLATINUM STUDIOS, INC.

/s/ Scott Mitchell Rosenberg
Scott Mitchell Rosenberg
Chief Executive Officer